                                                                 EXHIBIT (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

           Registrant Name                     File Nos.
           ---------------                     ----------------------
           SEPARATE ACCOUNT USL VL-R           333-105762 / 811-09359
                                               333-105246 / 811-09359
           SEPARATE ACCOUNT USL VA-R           333-109499 / 811-09007

MERTON BERNARD AIDINOFF                   Director             October 21, 2005
------------------------------
MERTON BERNARD AIDINOFF

STEVEN JAY BENSINGER                      Director             October 21, 2005
------------------------------
STEVEN JAY BENSINGER

JOHN QUINLAN DOYLE                 Director and President      October 21, 2005
------------------------------
JOHN QUINLAN DOYLE

JEFFREY L. HAYMAN                         Director             October 21, 2005
------------------------------
JEFFREY L. HAYMAN

DAVID LAWRENCE HERZOG                     Director             October 21, 2005
------------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                       Director             October 21, 2005
------------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR                Director and Chairman      October 21, 2005
------------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                            Director             October 21, 2005
------------------------------
WIN JAY NEUGER

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ROBERT MICHAEL SANDLER                    Director             October 21, 2005
------------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK                   Director, Senior Vice      October 21, 2005
------------------------------     President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                       Director             October 21, 2005
------------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                    Director             October 21, 2005
------------------------------
NICHOLAS CHARLES WALSH